================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 1999

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            TEXAS                        0-24068                76-0190827
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
       OF INCORPORATION)                                    IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
================================================================================

ITEM 5.  OTHER EVENTS

      On March 31, 1999, Consolidated Graphics, Inc. (the "Company") announced the completion of the acquisition of CMI of Chicago, Illinois. A copy of the press release is attached hereto as Exhibit 99.1.

      On March 31, 1999, Consolidated Graphics, Inc. (the "Company") announced the completion of the acquisition of Maxwell Graphic Arts of Philadelphia, Pennsylvania. A copy of the press release is attached hereto as Exhibit 99.2.

      The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of pending or future acquisitions by the Company.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibits are filed herewith:


     99.1 Press release of Consolidated Graphics, Inc. dated March 31, 1999, related to the completion of the acquisition of CMI of Chicago, Illinois.

     99.2 Press release of Consolidated Graphics, Inc. dated March 31, 1999, related to the completion of the acquisition of Maxwell Graphic Arts of Philadelphia, Pennsylvania.

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                    CONSOLIDATED GRAPHICS, INC.
                                           (Registrant)

                                    By: /s/ G. Christopher Colville
                                            G. Christopher Colville
                                           Executive Vice President-
                                           Mergers & Acquisitions,
                                       Chief Financial and Accounting Officer

Date:  April 6, 1999

                                       2